                                                                    EXHIBIT 99.1

                                Lehman Brothers


                              DERIVED INFORMATION
                              -------------------
                                January 26, 1999

                    $700,000,000 Certificates (Approximate)



                 Green Tree Manufactured Housing Series 1999-1

                Manufactured Housing Contract Backed Securities



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis (incl. Senior Enhancement and Loss Triggers)
-----------------------------------------------------------------

                             Projected Performance
                             ---------------------
                       Under Varying Default Assumptions

To Maturity:


---------------------------------------------------------------------------------------------------------------------------------
Class M-1 (% CDR)                                      3.00%         4.00%         4.70%         5.00%         5.50%         5.52%
-----------------

Avg. Life (yrs.)                                      12.29         15.27         19.76         21.03         25.50         25.85
Window (begin-end) (mths)                           136-161       160-216       188-362       207-362       274-362       280-362
Expected Final Maturity                              7/1/12        2/1/17        4/1/29        4/1/29        4/1/29        4/1/29
Yield @ 99.97311%                                      6.93%         6.93%         6.70%         5.32%         0.51%         0.15%
Collateral Loss Amount ($)                      132,584,509   168,052,530   190,808,538   200,084,445   214,949,952   215,529,670
Collateral Loss Amount (%)                            18.94%        24.01%        27.26%        28.58%        30.71%        30.79%
Aggregate Class M-1 Loss Amount ($)                       0             0     3,337,552    14,195,456    31,586,210    32,260,236
Aggregate Class M-1 Loss Amount (%)                    0.00%         0.00%         9.08%        38.63%        85.95%        87.78%

Class M-2 (% CDR)                                      3.00%         4.00%         4.10%         4.20%         4.50%         4.59%
-----------------

Avg. Life (yrs.)                                      14.19         21.20         22.46         23.22         26.98         29.36
Window (begin-end) (mths)                           161-181       216-325       225-362       236-362       298-362       345-362
Expected Final Maturity                              3/1/14        3/1/26        4/1/29        4/1/29        4/1/29        4/1/29
Yield @ 99.98804%                                      7.68%         7.68%         7.50%         6.92%         3.19%         0.40%
Collateral Loss Amount ($)                      132,584,509   168,052,530   171,402,643   174,718,922   184,469,284   187,337,608
Collateral Loss Amount (%)                            18.94%        24.01%        24.49%        24.96%        26.35%        26.76%
Aggregate Class M-2 Loss Amount ($)                       0             0     2,003,287     5,989,341    17,298,295    20,436,936
Aggregate Class M-2 Loss Amount (%)                    0.00%         0.00%         9.54%        28.52%        82.37%        97.32%

Class B-1 (% CDR)                                      2.00%         3.00%         3.30%         3.35%         4.00%         4.07%
-----------------

Avg. Life (yrs.)                                       9.21         16.41         16.28         15.06         27.06          0.00
Window (begin-end) (mths)                            73-227       181-216       179-215       181-181       325-325             0
Expected Final Maturity                              1/1/18        2/1/17        1/1/14        3/1/14        3/1/26             0
Yield @ 99.98369%                                      8.95%         8.94%         8.94%         6.96%         2.73%         0.34%
Collateral Loss Amount ($)                       93,171,055   132,584,509   143,614,403   145,419,285   168,052,530   170,401,183
Collateral Loss Amount (%)                            13.31%        18.94%        20.52%        20.77%        24.01%        24.34%
Aggregate Class B-1-Loss Amount ($)                       0             0             0    24,494,696    24,483,319    24,500,000
Aggregate Class B-1 Loss Amount (%)                    0.00%         0.00%         0.00%        99.98%        99.93%       100.00%
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


Assumptions
-----------
(1)  Voluntary prepayments (CRR) are 175% MHP.
(2) The Current Realized Loss Ratio Trigger Amount is 2.75% of the Cut-off Date Pool Balance.
(3) The Cumulative Realized Loss Ratio Trigger Amount is 5.50% in year 5, 7.00% in year 6, 9.00% in year 7 and 10.50% thereafter of the Cut-off Date Balance.
(4) The Crossover Percentage for Class M-1 is 24.375%; the Crossover Percentage for Class M-2 is 16.50%; the Crossover Percentage for Class B is 12.00%.
(5) Defaults are immediate (i.e. no lags) and no recoveries on defaulted amounts are received.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).